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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported)   October 25, 2001
                                                         -----------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-1A)


                  ABN AMRO MORTGAGE CORPORATION Series 2001-1A
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            333-67584-02                               36-3886007
  --------------------------------        --------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)


135 South LaSalle Street, Chicago, Illinois                        60603
-----------------------------------------------              ------------------
 (Address of Principal Executive Offices)                        (Zip Code)


                                 (312) 904-2000
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              (Registrant's Telephone Number, Including Area Code)


                181 West Madison Street, Chicago, Illinois 60602
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

         On or about October 25, 2001, the Registrant will cause the issuance and sale of approximately $568,384,827 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-1A (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of October 1, 2001, among ABN AMRO Mortgage Corporation, as depositor, The Chase Manhattan Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

         In connection with the sale of the Certificates, the Registrant has been advised by Lehman Brothers Inc. ("Lehman"), that Lehman has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-67584 which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by Lehman. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by Lehman at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)     Financial Statements

        Not applicable.

(b)     Pro Forma Financial Information.

        Not applicable.

(c)     Exhibits.


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               Item 601(a) of
               Regulation S-K
Exhibit  No.   Exhibit No.           Description
------------   --------------        -----------
        1             99            Computational Materials--Computational
                                    Materials (as defined in Item 5) that have been provided by Lehman to certain prospective purchasers of ABN AMRO Mortgage
                                    Corporation Mortgage Pass Through
                                    Certificates Series 2001-1A


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ABN AMRO MORTGAGE CORPORATION
                                              (Registrant)




Dated: October 25, 2001                By: /s/  Maria Fregosi
                                           -------------------------------------
                                       Name:  Maria Fregosi
                                       Title: Vice President


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                                INDEX OF EXHIBITS



               Item 601(a) of        Sequentially
Exhibit        Regulation S-K          Numbered
Number         Exhibit No.           Description
--------       ---------------       ------------

Exhibit 1           99               Computational Materials